Loan Commitments and Other Related Activities	12 Months Ended
Dec. 31, 2012
Loans / Loan Servicing / Loan Commitments and Other Related Activities [Abstract]
LOAN COMMITMENTS AND OTHER RELATED ACTIVITIES

NOTE 16 – LOAN COMMITMENTS AND OTHER RELATED ACTIVITIES

Some financial instruments, such as loan commitments, credit lines, letters of credit, and overdraft protection, are issued to meet customer financing needs. These are agreements to provide credit or to support the credit of others, as long as conditions established in the contract are met, and usually have expiration dates. Commitments may expire without being used. Off-balance-sheet risk to credit loss exists up to the face amount of these instruments, although material losses are not anticipated. The same credit policies are used to make such commitments as are used for loans, including obtaining collateral at exercise of the commitment.

The contractual amounts of financial instruments with off-balance-sheet risk at year-end were as follows:

	2012	2011
Commitments to make loans	$6,996	$3,376
Unused lines of credit	61,592	46,862
Overdraft protection	12,264	11,664
Letters of credit	288	266

Of the above unused instruments at December 31, 2012, approximately $1,992 pertains to fixed-rate commitments, variable-rate commitments account for approximately $66,884 and $12,264 are related to automatic overdraft protection for checking accounts. At year-end 2011, approximately $2,256 of total commitments were fixed-rate, approximately $48,248 were variable rate and $11,664 were related to automatic overdraft protection for checking accounts. Rates on fixed-rate unused lines of credit ranged from 3.75% to 7.5% at December 31, 2012 and 5.00% to 6.75% at December 31, 2011.